UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2017, Southwestern Energy Company (the “Company”) announced that Clayton A. Carrell has been elected Executive Vice President and Chief Operating Officer of the Company, effective December 5, 2017.

Mr. Carrell, age 52, was Executive Vice President and Chief Operating Officer of EP Energy Corporation from August 2013 to November 2017, and Executive Vice President and Chief Operating Officer of its wholly owned, indirect subsidiary EP Energy LLC from May 2012 to November 2017. Prior to that time, Mr. Carrell worked at El Paso Corporation, Peoples Energy, Burlington Resources and ARCO Oil and Gas in various domestic and international engineering and management roles.

Mr. Carrell initially will have a base salary of $575,000 and a target bonus of 100% of base salary, prorated in 2017 for the period of his employment.  The value of his long-term incentive grant for 2018 will be $3,200,000.  The Company also will enter into change-in-control severance and indemnity agreements and provide him with benefits on the same terms as provided to other senior executives.  Otherwise, there are no material plans, contracts or other arrangements to which Mr. Carrell is a party or in which he will participate entered into in connection with his employment with, or election as an officer of, the Company. Mr. Carrell does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 4, 2017, the Company issued a press release regarding Mr. Carrell’s election, a copy of which is furnished herewith as Exhibit 99.1.  The information in this Item 7.01 and in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated December 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: December 4, 2017	By:	/s/ John C. Ale
	Name:	John C. Ale
	Title:	Senior Vice President, General Counsel and Secretary